UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 001-32228

Delaware (State of incorporation)	91-2023525 (I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301 Newark, DE (Address of principal executive offices)	19713 (Zip Code)

(302) 266-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The disclosures required to be provided herein is incorporated by reference to Item 3.02 below.

SECTION 3 -- SECURITIES AND TRADING MARKET

Item 3.02 Unregistered Sales of Equity Securities

On November 22, 2006, O2Diesel Corporation (the “Company”) held its closing with Energenics Holdings Pte Ltd and its wholly owned subsidiary Energenics Pte Ltd (“Energenics”) in connection with a private placement of 1,371,742 shares of the Company’s common stock at a purchase price of $0.729 per share, for total proceeds of $1,000,000. The shares were sold pursuant to a Common Stock and Warrant Purchase Agreement (the “Agreement”) entered into between the parties on September 15, 2006.

On September 15, 2006, the parties also entered into a Supply and Distribution Agreement (“Supply Agreement”), in which Energenics and the Company will jointly develop the market for O2Diesel™ in South Asia and Asia Pacific during a five year period. As part of the Supply Agreement, Energenics will be the exclusive distributor of O2Diesel™ within the territory.

As part of the sale, the Company also issued warrants to purchase 685,871 shares of common stock at an exercise price of $0.972 per share during the period of six months to sixty-six months of issuance. The warrants expire sixty-six months after the date of issuance.

As part of the transaction, upon certain purchases of O2Diesel™, the Company has agreed to sell up to an additional $250,000 of its common stock to Energenics at a purchase price of $0.729 per share for 342,936 shares and to issue warrants to purchase up to 685,871 shares of common stock at an exercise price of $1.1664 per share. These warrants will expire sixty-six months after the date of issuance.

The common stock and the warrants were issued to the accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.

A copy of the Agreement, Supply Agreement, Form of Warrant and Form of Additional Warrant were previously filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to the Company’s Form 10-QSB on November 14, 2006. A copy of the Company’s November 29, 2006 Press Release announcing the transaction is filed hereto as exhibit to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.  Description

10.1	Common Stock and Warrant Purchase Agreement. (1)

10.2	Supply and Distribution Agreement. (1)

10.3	Form of Warrant (1)

10.4	Form of Additional Warrant (1)

99.1	Text of Press Release, issued by O2Diesel Corporation on November 29, 2006. (2)

(1)	Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, and incorporated herein by reference.

(2)	Filed herewith.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

By:	/s/ Alan R. Rae

Alan R. Rae Chief Executive Officer

Date: November 29, 2006